Delek US Holdings, Inc. Investor Presentation November 2013

Safe Harbor Provision 2 Delek US Holdings and Delek Logistics Partners, LP are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. This presentation may contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning our current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with the respect to the quantities and costs of crude oil, the costs to acquire feedstocks and the price of the refined petroleum products we ultimately sell; losses from derivative instruments; management's ability to execute its strategy through acquisitions and transactional risks in acquisitions; our competitive position and the effects of competition; the projected growth of the industry in which we operate; changes in the scope, costs, and/or timing of capital projects; general economic and business conditions, particularly levels of spending relating to travel and tourism or conditions affecting the southeastern United States; potential conflicts of interest between our majority unitholder and other unitholders; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward- looking statements.

Delek US Holdings Overview Integrated Downstream Energy Company Operates 140,000 BPD of combined refined production capacity in Texas and Arkansas Refining Segment ) Owned crude/product terminals and pipeline assets in Texas, Arkansas and Tennessee Logistics Segment (1) Approximately 362 convenience stores -- primarily in Tennessee, Alabama and Georgia Retail Segment 3  60,000 BPD  9.5 complexity (1) Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Tyler Refinery  80,000 BPD  9.0 complexity El Dorado Refinery Strategically Located Refineries Allow For Broad Wholesale and Retail Product Distribution Opportunities Longview Crude Oil Hub  Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstock  362 Stores  Locations in 7 states Retail Delek Logistics (1)  7 Terminals  Approx. 1,000 miles of pipelines  3.7 million bbls crude oil storage capacity

Delek Evolution 4  A core part of Delek US' strategy is to grow via prudent strategic transactions (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. August Abilene & San Angelo terminals $55.1 mm January Nettleton Pipeline $12.3 mm February Big Sandy terminal & pipeline $11.0 mm November DKL IPO $171.8 mm net proceeds December Paline Pipeline $50 mm Logistics Segment July 43 retail fuel & convenience stores $50.0 mm April 107 retail fuel & convenience stores $71.8 mm December 21 retail fuel & convenience stores & related assets $35.5 mm Retail Segment 2005 2006 2009 2007 2008 2013 2010 2011 2012 Refinery Segment January Biodiesel Facility $5.4 mm April 2007 – October 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) April Tyler refinery & related assets $68.1 mm(1) 2011 - 2013 Building new large format convenience stores

WTI - Midland 94% East Texas 6% Gulf Coast 6% Inland / Local 80% Rail 14% Well Positioned Mid-Continent Refining System 5 Strategically Located Assets Provide Access to Cost-Advantaged Feedstocks Tyler Crude Source (3Q13) El Dorado Crude Source (3Q13) Permian Eagle Ford Woodford 75% of 2013 Crude Slate Expected to Consist of Price-Advantaged Domestic Crudes Up to 45,000 bpd Rail Capacity at El Dorado (1) (1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a company owned facility at the El Dorado refinery . In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery. 87,000 bpd of Midland crude in DK system

Diversified and Improved Crude Access in 2013 6 Receiving More Cost Advantaged Barrels at El Dorado (1) Receiving More Cost Advantaged Barrels at Tyler (1) 65% of 2H2013E crude source expected to be WTI-Midland / Local crudes; remainder expected to be sourced from Gulf Coast and Rail. Improved pipeline access occurred in April 2013 at the Tyler refinery and during 2Q13 at the El Dorado refinery. Beginning June 2013, improved pipeline access was in place at both refineries. Month to month volumes may vary . Supplying more cost advantaged WTI and Midland-Linked barrels to El Dorado and Tyler Crude Slate Improved during 1H 2013 Targeting 80,000 bpd of non-Gulf Coast crude deliveries to El Dorado; Rail supply option Improved Crude Flexibility at El Dorado Processes primarily West Texas Intermediate crude Tyler is a Cost-Advantaged Refinery Strategic Initiatives Providing Flexibility and Cost Savings 58% 87% 42% 13% 0% 20% 40% 60% 80% 100% Base Improved Pipeline Access WTI - Midland East Texas / Other 13% 44%21% 21% 35% 66% 0% 20% 40% 60% 80% 100% Base Improved Pipeline Access WTI - Midland Local Other 65% Cost Advantaged 34% Cost Advantaged

Refining Segment Operational Update

($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 J a n -1 0 F e b -1 0 M a r- 1 0 A pr -1 0 M a y -1 0 J u n -1 0 J u l- 1 0 A u g -1 0 S e p -1 0 O c t- 1 0 No v -1 0 De c -1 0 J a n -1 1 F e b -1 1 M a r- 1 1 A pr -1 1 M a y -1 1 J u n -1 1 J u l- 1 1 A u g -1 1 S e p -1 1 O c t- 1 1 No v -1 1 De c -1 1 J a n -1 2 F e b -1 2 M a r- 1 2 A pr -1 2 M a y -1 2 J u n -1 2 J u l- 1 2 A u g -1 2 S e p -1 2 O c t- 1 2 No v -1 2 De c -1 2 J a n -1 3 F e b -1 3 M a r- 1 3 A pr -1 3 M a y -1 3 J u n -1 3 J u l- 1 3 A u g -1 3 S e p -1 3 O c t- 1 3 No v -1 3 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel U.S. Refining Environment Trends(1) 8 Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) Source: Platts; 2013 data is as of November 14, 2013 (2) Crack Spreads: (+/-) Contango/Backwardation 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 (1) (2) (2) WTI 5-3-2 Gulf Coast Crack Spread Per Barrel $24.06 $25.88 $30.39 $27.20 $27.38 $20.19 2Q13 3Q13 $11.82 4Q13

WTI Midland vs. WTI Cushing Crude Pricing ($14.00) ($12.00) ($10.00) ($8.00) ($6.00) ($4.00) ($2.00) $0.00 ` Access to Midland Crudes Benefits Margins 9 Source: Argus – December MTD as of November 14, 2013 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 87,000 bpd of Midland crude in DK system ($ per barrel)

As compared to Gulf Coast (MARS), WCS (Hardisty), Bakken (Clearbrook) and LLS ($50.00) ($40.00) ($30.00) ($20.00) ($10.00) $0.00 $10.00 $20.00 $30.00 $40.00 $ /bbl LLS - WTI Mars-WTI Bakken - WTI WCS - WTI ` Differentials to WTI – Cushing 10 Source: Platts, Bloomberg, Through November 14; Respective crude oil price less WTI Cushing $/bbl. 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13

$19.83 $14.86 $14.20 $7.71 $10.02 $11.12 $16.63 Q2 2013 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 11/15/13 Market Fundamentals Improving Into Q4 2013 (1) 11  Improving light product prices  Declining crude prices improving residual margins, particularly asphalt at El Dorado  Gulf Coast crack spreads increasing from Sept. lows  Midland discount to Cushing widening  Ethanol Economics improved in 4Q13 vs. 3Q13 (1) Source: Platts and Argus; 2013 data is as of Nov. 15, 2013. $93.96 $104.78 $106.61 $106.42 $100.84 $95.15 $93.76 2Q13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 11/15/13 ($ per barrel) ($ per barrel) ($0.14) ($0.19) ($0.39) ($0.27) ($0.31) ($2.73) ($3.90) ($4.06) Q2 2013 Jul. 2013 Aug. 2013 Sept. 2013 Oct. 2013 Nov. 2013 Nov. Trading 11/15/13 ($ per barrel) Improving WTI 5-3-2 Gulf Coast Crack Widening Discount WTI Midland vs. WTI Cushing Declining WTI Prices Market Highlights Differential set in month prior to crude purchases. Nov. trading sets Dec. crude differential.

Market Fundamentals Improving Into Q4 2013 (1) 12 (1) Source: Prices based on Platts , Argus and Opis for respective time periods. 4Q13 to date is through November 14, 2013. 3Q13 4Q13 to date Nov. 2013 Current 11/15/13 WTI – Cushing Crude, $/bbl $105.94 $98.82 $94.36 $93.76 WTI Midland vs. WTI Cushing, $/bbl ($0.28) ($1.52) ($2.73) ($4.06) WCS vs WTI Cushing, $/bbl ($24.12) ($35.77) ($39.13) ($34.35) WTI GC 5-3-2, $/bbl $12.30 $10.22 $10.71 $16.63

35,000 52,000 25,000 8,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 1Q13 2Q13 - Improved Pipeline Access WTI - Midland East Texas / Other Gasoline 52% LPGs 5% Diesel / Jet 40% Other 3% WTI-Midland 94% East Texas 6% Tyler Refinery Overview 13  Inland PADD III refinery located in East Texas  Serves an niche market in the Tyler, TX area; priced above Gulf Coast markets  60,000 bpd, 9.5 complexity; products shipped across truck terminal at refinery  Primarily processes inland light sweet crudes (100% in 3Q13)  92% yield of gasoline, diesel and jet fuel in 3Q13  Cost advantaged refinery primarily processing Midland sourced crude (94% in 3Q13)  Substantial savings created by replacing higher priced East Texas and other crude with Midland sourced crudes in 2013 3Q13 Crude Source 3Q13 Production 60,585 bpd 63,267 bpd Niche Refinery with Access to WTI Midland Based Crude Supply Tyler Refinery Crude Slate Pricing Change B ar re ls p e r D ay Crude Throughput Total Production 32,407 33,045 22,521 21,883 4,769 4,257 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Petro/Other 56,028 56,426 55,246 59,239 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2011 2012 YTD 2012 YTD 2013

Improving Niche Market Position with a Crude Slate Weighted to WTI-Linked Crude Gasoline 49% Diesel 39% Asphalt 10% Other 2% Rail 17% Gulf 15% Inland/Local 68% El Dorado Refinery Overview 14  Inland PADD III refinery located in Southern Arkansas  80,000 bpd, 9.0 complexity (configured to run medium sour crude)  Supply flexibility that can source Midland, locally produced, Gulf Coast and rail supplied crude including Canadian sourced  88% yield of gasoline and diesel in 3Q13  Associated gathering system positioned for Brown Dense development in Northern Louisiana and Southern Arkansas  Pipeline access increased Midland crude throughput by 25,000 bpd at El Dorado as of June 2013 3Q13 Crude Source 3Q13 Production 66,920 bpd 73,193 bpd 10,000 35,000 18,000 18,000 52,000 27,000 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 1Q13 2H2013 - Improved Pipeline Access WTI - Midland Local Other (incl. rail) El Dorado Refinery Crude Slate Change 33,231 33,411 26,726 27,163 14,820 6,897 4,666 3,901 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 Gasoline Diesel Asphalt Petro/Other Crude Throughput Total Production 73,796 65,375 66,106 65,895 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2011 2012 YTD 2012 YTD 2013

Improved Crude Access at El Dorado 15 (1) Rail capability will give the option of up to 12,000 bpd of heavy crude or up to 25,000 bpd of light crude, or some combination, at Delek’s El Dorado offloading operation. Also have access to 20,000 bpd light crude capacity via third party rail facility adjacent to the El Dorado refinery. Replace Gulf Coast crudes with Midland sourced WTI crude Savings Created ) Pipeline access and local barrels approx. 53,000 bpd, or 65% of crude capacity Supplying More WTI-Linked Barrels ) Increased flexibility to access additional crudes (Bakken, Eagle Ford, Canada, Cushing) Improved Crude Rail Capacity 1,282 11,627 17,200 12,800 18,100 4,100 3,600 3,600 4,200 12,000 Up to 25,000 light crude or 13,000 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Third Party Delek Light Heavy 16,400 21,700 8,300 Rail Unloading Capability Improves Input Flexibility (BPD) Actual shipments Capacity (1) or

Significant Organic Growth / Margin Enhancement Opportunities 16 El Dorado: LSR/Sat Gas Project (LSR)  Improve liquid recovery of Butane & Propane at El Dorado; volumes based on first half 2013 results Tyler: Vacuum Tower Bottoms Project (VTB)  Convert El Dorado asphalt to light product via Coker at Tyler; volumes based on 2Q13 results (1) Approximate benefit and is subject to market pricing economics. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Economics based on forward curve as of Oct. 2013, subject to change based on market conditions and operating rates. El Dorado: DHT Revamp – Phases I & II  Increase ULSD production from 30,000 bpd to 34,000 bpd; (Phase 1 increased to 33,000 bpd) El Dorado: Replace Alky Refrigeration Compressor  Further optimize FCC unit and increase gasoline production  Completed low-cost, high-return capital projects at El Dorado and Tyler  Additional quick-hit capital projects identified; economics based on forward curve pricing Oct. 2013 SCOPE COST BENEFIT (1) TIMING $14.5 million $5.7 million $3.0 million $4.2 million $14-$16 million $7-$9 million Phase 1: $6 m Phase 2:$2 m $8 million $4 + million Complete Complete Phase 1: Compl. Phase 2: 1Q14 July 2013 El Dorado: Crude Pre-flash Tower/Gasoline Hydrotreater  Debottleneck crude pre-flash tower to increase ability to process lighter crudes $12.5 million $9-$14 million 1Q2014 (Turnaround) El Dorado & Tyler: FCC Reactor Revamp  Replace FCC Reactor and Catalyst Stripper with state-of-the-art technology to increase unit conversion; FCC Reactors have been purchased and are in storage $18.3 million $25-$30 million (Turnaround) 1Q14 El Dorado 1Q15 Tyler

Logistics and Retail Operational Update

Delek Logistics Partners, LP Overview (NYSE: DKL) 18 DKL Asset Overview  First Drop Down July 2013 – Incremental $10.5 million EBITDA expected from Tyler storage and terminal assets  ~400 miles of crude and product transportation pipelines, including the 185 mile crude oil pipeline from Longview to Nederland, TX  600 mile crude oil gathering system  Storage facilities with 3.7 million barrels of crude oil active shell capacity supporting Delek US’ El Dorado and Tyler refineries  Wholesale and marketing business in Texas  Seven light product terminals:  Texas: Tyler, Abilene, Big Sandy, San Angelo  Tennessee: Nashville and Memphis  Arkansas: North Little Rock Several Visible Pathways to Growth Dropdowns Organic Acquisitions  ROFO on one terminal and two million barrels of storage capacity  Logistics assets under construction or recently completed:  300,000 bbl Tyler crude oil tank  25,000 bpd Lion rail project at El Dorado refinery  $15-20 million estimated EBITDA from remaining drop downs  Expected to be completed within 6-12 months  Paline Pipeline fee increase in 2013, plus ability to re- contract at higher market-based rate after 2014  Increasing Brown Dense / Arkansas production, driving growth in gathering system  Asset optimization and expansion  Expand North Little Rock terminal  Ability to partner with Delek US to make acquisitions  Low consolidated cost-of-capital  Future drop-downs from Delek US acquisitions or construction projects  Third Party Opportunities for Growth

 Midstream MLP with long-term contracts providing stable, growing cash flow  Supports Delek US’ profitable and strategically located inland refining system  Unlocks value of marketing and logistics assets  Strategic vehicle for growth  Visible asset dropdown opportunities  Partner for future acquisitions and organic growth projects  Reduces consolidated cost-of-capital 25% 50% 75% 100% 125% 150% 175% 11/1/2012 2/3/2013 5/8/2013 8/10/2013 11/12/2013 DKL Alerian MLP Index DKL: Strong Performance & Value Creation Since IPO Performance Since IPO 19 (1) Current yield reflects NTM anticipated distribution of $1.62 per unit and equity value based on market capitalization as of October 27, 2013. (2) Per company filings. (3) Effective June 2013, the general partner is owned Delek US and three members of senior management, with senior management owning less than 5%. +47.0% +14.1% A Powerful Strategic Partner DKL Value Accrues to Delek US Shareholders IPO Date: November 2, 2012 IPO Price: $21.00 per unit Current Yield (1): 5.30% Current Price (1): $30.54 per unit LP Equity Value (1): $749.0 million DK Ownership of DKL (2): 60.3% LP interest; 2% GP interest & IDRs

946 990 1,039 1,082 285 279 2009 2010 2011 2012 3Q12 3Q13 $840 $897 $951 $1,011 $268 $279 2009 2010 2011 2012 3Q12 3Q13 Strong Retail Presence 20 Expanding Market Footprint in Markets Capable of Being Supplied by El Dorado Fuel Gallons Sold Per Store (000’s) Merchandise Sales Per Store ($000’s) Tennessee 199 locations Virginia 8 locations Kentucky and Mississippi 5 locations Arkansas 9 locations Tyler Georgia 52 locations El Dorado Red border indicates region for future growth Alabama 89 locations  Markets gasoline, diesel and merchandise through a network of retail fuel and convenience stores throughout the southeastern U.S.  Operates 362 stores throughout seven states  Currently undergoing multi-year store enhancement initiative  54% of stores re-imaged or newly constructed  Targeting 10-12 new large-format stores in 2013

Financial Update

Financial Highlights $164 $151 $130 $445 $541 $494 $375 2008 2009 2010 2011 LTM 3Q13 YTD12 YTD13  Record profitability in 2011 and 2012 driven by growth in the refining segment; Strong first half 2013 performance  Strong cash flow generated from operations and Delek Logistics IPO in 2012  Last 12 month free cash flow of $56 million (3)  Reduced net debt by $114 million y/y in third quarter  Returning excess cash to shareholders  Share repurchase program $75 million; repurchased $38 million 1Q 2013  Increased regular quarterly dividend in May 2013 to $0.15 from $0.10  Declared $0.25 of regular and special dividends per share in 3Q 2013 $286 $317 $296 $433 $362 $369 $271 $249 $247 $207 ($240) ($59) 2008 2009 2010 2011 2012 9/30/13 Year-End Cash Balance ($MM) Strong Financial Performance & Delivering Value to Shareholders 22 (1) Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. (2) Delek US assumed operational control of the El Dorado refinery and related assets through the acquisition of a majority equity interest in Lion Oil on April 29, 2011. (3) Free cash flow reconciliation available in appendix. $15 $68 $49 $226 $602 $428 2008 2009 2010 2011 2012 9/30/13 Leverage Profile ($MM) Net Debt / (Net Cash) Total Debt Dividends Declared ($ / share) Historical Contribution Margin ($MM) (1)(2) $0.15 $0.15 $0.15 $0.15 $0.2125 $0.11 $0.40 $0.18 $0.39 $0.29 $0.30 $0.15 $0.15 $0.15 $0.33 $0.6025 $0.4025 $0.70 2008 2009 2010 2011 2012 1H12 1H13 Special Total

Going Forward

Significant Organic Growth / Margin Enhancement Opportunities 24  Crude Slate improvement- Increased Access to Midland sourced crude  Quick Hit Capital projects – completed (1) Benefit reflects annualized impact on contribution margin and is subject to market pricing economics and operating rates. Contribution margin is defined as net sales less cost of goods sold, operating expenses and other one-time expenses, excluding depreciation and amortization. Economics based on forward curve as of Oct. 2013, subject to change based on market conditions. (2) Benefit reflects annualized impact on EBITDA and is subject to market pricing economics.  Quick Hit Refinery Projects –Alky compressor  FCC Reactors Revamp – El Dorado and Tyler  We anticipate continued growth in our business in 2013 and beyond; economics based on forward curve pricing in Oct. 2013 ADDITIONAL MARGIN IMPROVEMENT BENEFIT (1) TIMING Now 87k bpd of 140k bpd capacity Efficiency/ synergies added $4+ million $25-$30 million 2Q13 1H 2013 July 2013 1Q14/1Q15  Drop Downs from DK  Paline Pipeline Recontracting 2013 - 2015 2015 $15 – $20 million TBD DKL GROWTH BENEFIT (2) TIMING $9-$14 million 1Q 2014  Pre Flash Tower/Gasoline Hydrotreater – El Dorado STRATEGIC INITIATIVES COMPLETED BENEFIT TIMING  DHT Revamp – El Dorado (Phase 2) $2 million 1Q 2014  Canadian office open Crude Supply opportunity 3Q2013

25 Large, Complementary Logistics, Marketing and Retail Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix Additional Data

$42.3 $36.0 $65.9 $119.7 $14.5 $45.0 $66.1 $72.3 2010A 2011A 2012A 2013E Refining Retail, Logistics, Marketing and Other Historical and Projected Capital Spending 27 $56.8mm $81.0mm $132.0mm $192.0mm Source: Company filings.

Non-GAAP Reconciliation 28 Source: Company 10-K filings. ($ in millions) 2008 2009 2010 2011 2012 LTM 3Q13 3Q12 3Q13 Net sales $4,723.7 $2,666.7 $3,755.6 $7,198.2 $8,726.7 $9,133.1 $6,542.2 $6,948.6 Cost of goods sold 4,308.1 2,394.1 3,412.9 6,429.9 7,704.4 8,206.0 5,781.0 6,282.6 Operating expenses 240.8 219.0 229.5 320.9 363.3 386.6 267.3 290.6 Impairment of goodwill 11.2 7.0 0.0 2.2 0.0 0.0 0.0 0.0 Insurance proceeds - business interruption 0.0 (64.1) (12.8) 0.0 0.0 0.0 0.0 0.0 Property damage proceeds, net 0.0 (40.3) (4.0) 0.0 0.0 0.0 0.0 0.0 Contribution margin $163.6 $151.0 $130.0 $445.2 $659.0 $540.5 $493.9 $375.4 Year Ended 12/31 YTD 9/30/13 Delek US Contribution Margin Reconciliation ($ in millions) 2012 LTM 3Q13 3Q12 3Q13 Net cash provided by operating activities $462.9 $225.1 $270.9 $33.1 Purchase of property, plant and equipment 132.0 169.1 80.2 117.3 Free cash flow $330.9 $56.0 $190.7 ($84.2) Delek US Free Cash Flow Reconciliation Year Ended 12/31 Year to Date

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366